UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
July 09, 2020
Date of report (Date of earliest event reported)
______________________
ENCORE CAPITAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-26489	48-1090909
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
350 Camino de la Reina, Suite 100
San Diego, California 92108
(Address of principal executive offices)(Zip Code)
(877) 445-4581
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report.)
_____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value Per Share	ECPG	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01 Entry into a Material Definitive Agreement.
On July 9, 2020, Encore Capital Group, Inc. (the “Company”) entered into Amendment No. 5 (“Amendment No. 5”) to the Third Amended and Restated Credit Agreement dated as of December 20, 2016 (as amended, supplemented or otherwise modified prior to the date of Amendment No. 5, the “Existing Credit Agreement”) by and among the Company, the several banks and other financial institutions and lenders from time to time party thereto and listed on the signature pages thereof, and Truist Bank, as administrative agent and collateral agent.
Amendment No. 5 amends the Existing Credit Agreement and provides for, among other things:
•a $243.2 million increase in commitments under the revolving credit facility from $884.2 million to $1,127.4 million (the “Revolving Credit Facility”),
•a $24.8 million increase in the term loan facility from $164.0 million outstanding to $188.8 million outstanding (the “Term Loan Facility,” and together with the Revolving Credit Facility, the “Senior Secured Credit Facilities”),
•an extension of the maturity date from December 2021 to July 2023 for portions of the Senior Secured Credit Facilities as detailed below,
•an accordion feature that allows the Company to increase the Senior Secured Credit Facilities by an additional $250.0 million, and
•a London Interbank Offered Rate (“LIBOR”) floor of 0.75% for the new and extended portions of the Senior Secured Credit Facilities maturing in July 2023.
After giving effect to Amendment No. 5, the Senior Secured Credit Facilities mature in July 2023, except with respect to (1) $138.1 million of non-extended revolving commitments under the Revolving Credit Facility and (2) $8.1 million of non-extended term loans, each of which still mature in December 2021.

The foregoing summary of Amendment No. 5 does not purport to be complete and is qualified in its entirety by reference to the complete text of the amendment, a copy of which is filed as Exhibit 10.1 to this report and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description
10.1
Amendment No. 5 to Third Amended and Restated Credit Agreement, dated July 9, 2020, by and among Encore Capital Group, Inc., the several banks and other financial institutions and lenders from time to time party thereto and listed on the signature pages thereof, and Truist Bank, as administrative agent and collateral agent (filed herewith)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCORE CAPITAL GROUP, INC.

Date:	July 13, 2020	/s/ Jonathan C. Clark
Jonathan C. Clark
Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Amendment No. 5 to Third Amended and Restated Credit Agreement, dated July 9, 2020, by and among Encore Capital Group, Inc., the several banks and other financial institutions and lenders from time to time party thereto and listed on the signature pages thereof, and Truist Bank, as administrative agent and collateral agent (filed herewith)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)